INVESTOR FINANCIAL SUPPLEMENT
September 30, 2014

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of October 22, 2014
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A	A	A2
	Hartford Life and Accident Insurance Company	A	A	A3
	Hartford Life Insurance Company	A-	BBB+	Baa2
Internet address:	Hartford Life and Annuity Insurance Company	A-	BBB+	Baa2
http://www.thehartford.com
Other Ratings:
The Hartford Financial Services Group, Inc.:
	Senior debt	bbb+	BBB	Baa3
Contacts:	Commercial paper	AMB-2	A-2	P-3
Sabra Purtill
Senior Vice President
Investor Relations
Phone (860) 547-8691

Sean Rourke	TRANSFER AGENT
Assistant Vice President	Shareholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
Investor Relations	Computershare	Computershare
Phone (860) 547-5688	P.O. Box 30170	211 Quality Circle, Suite 210
	College Station, TX 77842-3170	College Station, TX 77845
Phone (877) 272-7740

COMMON STOCK
Common stock and warrants of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG/WS", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

CONSOLIDATED	Consolidated Financial Results	1
	Operating Results by Segment	2
	Consolidated Statements of Operations	3
	Consolidating Balance Sheets	4
	Capital Structure	5
	Statutory Capital and Surplus to GAAP Stockholders’ Equity Reconciliation	6
	Accumulated Other Comprehensive Income (Loss)	7
	Deferred Policy Acquisition Costs and Present Value of Future Profits	8

PROPERTY & CASUALTY	Property & Casualty Combined Income Statements	9
	Property & Casualty Combined Underwriting Ratios	10
	P&C Commercial Underwriting Results	11
	P&C Commercial Underwriting Ratios	12
	P&C Commercial Supplemental Data	13
	Consumer Markets Underwriting Results	14
	Consumer Markets Underwriting Ratios	15
	Consumer Markets Supplemental Data	16
	P&C Other Operations Underwriting Results	17

GROUP BENEFITS	Income Statements	18
	Supplemental Data	19

MUTUAL FUNDS	Income Statements	20
	Asset Value Rollforward - Assets Under Management By Distribution Channel	21
	Asset Value Rollforward - Assets Under Management By Asset Class	22

TALCOTT RESOLUTION	Financial Highlights	23
	Supplemental Data	24
	Individual Annuity - Account Value Rollforward	25

CORPORATE	Income Statements	26

INVESTMENTS	Investment Earnings Before Tax - Consolidated	27
	Investment Earnings Before Tax - Property & Casualty Combined	28
	Net Investment Income by Segment	29
	Components of Net Realized Capital Gains (Losses)	30
	Composition of Invested Assets	31
	Invested Asset Exposures	32

APPENDIX	Basis of Presentation and Definitions	33
	Discussion of Non-GAAP and Other Financial Measures	33

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
HIGHLIGHTS
Net income (loss)	$388	$(467)	$495	$314	$293	$(190)	$(241)	$416	$(138)
Core earnings	$477	$144	$501	$382	$416	$231	$390	$1,122	$1,037
Total revenues	$4,769	$4,616	$4,612	$4,777	$4,862	$4,734	$6,300	$13,997	$15,896
Total assets	$247,100	$254,713	$272,923	$277,884	$283,947	$294,833	$297,021
PER SHARE AND SHARES DATA
Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$0.89	$(1.04)	$1.10	$0.70	$0.65	$(0.42)	$(0.58)	$0.93	$(0.33)
Core earnings available to common shareholders	$1.09	$0.32	$1.11	$0.85	$0.92	$0.51	$0.87	$2.52	$2.30
Diluted earnings (losses) per common share [1]
Net income (loss) available to common shareholders	$0.86	$(1.00)	$1.03	$0.65	$0.60	$(0.39)	$(0.49)	$0.89	$(0.28)
Core earnings available to common shareholders	$1.06	$0.31	$1.05	$0.79	$0.85	$0.47	$0.79	$2.41	$2.11
Weighted average common shares outstanding (basic)	437.2	450.6	449.8	451.1	452.1	451.4	436.3	445.9	446.6
Dilutive effect of stock compensation	5.9	6.3	6.2	5.1	4.6	4.2	3.9	6.1	4.2
Dilutive effect of warrants	7.7	11.0	22.6	29.9	33.9	33.4	31.7	13.9	33.0
Weighted average common shares outstanding and dilutive potential common shares (diluted), before assumed conversion of preferred shares	450.8	467.9	478.6	486.1	490.6	489.0	471.9	465.9	483.8
Weighted average common shares outstanding and dilutive potential common shares (diluted) and assumed conversion of preferred shares [2]	450.8	467.9	478.6	486.1	490.6	489.0	493.1	465.9	492.1
Common shares outstanding	433.6	450.8	452.5	453.3	448.5	453.9	435.3	433.6	448.5
Book value per common share	$43.44	$43.10	$43.70	$41.71	$42.20	$41.89	$46.78
Per common share impact of accumulated other comprehensive income [3]	$2.49	$2.58	$1.46	$(0.17)	$(0.04)	$0.16	$3.79
Book value per common share (excluding AOCI)	$40.95	$40.52	$42.24	$41.88	$42.24	$41.73	$42.99
Book value per diluted share	$42.23	$41.70	$41.56	$39.14	$38.87	$38.59	$42.43
Per diluted share impact of AOCI	$2.41	$2.49	$1.39	$(0.16)	$(0.04)	$0.15	$3.34
Book value per diluted share (excluding AOCI)	$39.82	$39.21	$40.17	$39.30	$38.91	$38.44	$39.09
Common shares outstanding and dilutive potential common shares	446.0	465.9	475.8	483.0	486.9	492.7	493.0
FINANCIAL RATIOS
ROE (net income (loss) last 12 months to stockholders' equity including AOCI)	3.9%	3.3%	4.5%	0.9%	(0.9)%	(2.3)%	(1.8)%
ROE (core earnings last 12 months to stockholders' equity excluding AOCI)	8.2%	7.8%	8.0%	7.4%	6.4%	6.1%	5.9%
Debt to capitalization, including AOCI	24.5%	23.9%	24.3%	25.7%	25.0%	25.8%	23.2%
Annualized investment yield, after-tax	3.2%	3.0%	3.2%	3.1%	3.0%	3.1%	3.0%	3.1%	3.0%

[1]
Weighted average common shares outstanding and dilutive potential common shares (diluted) are used in the calculation of diluted earnings (losses) per common share in periods of losses when the impact is dilutive to income from continuing operations, net of tax, available to common shareholders.

[2]
Includes the dilutive effect of the assumed conversion of preferred shares of 21.2 million shares and 8.3 million shares, respectively, for the three months ended March 31, 2013 and the nine months ended September 30, 2013. The preferred shares converted to 21.2 million common shares in April 2013.

[3]	Accumulated other comprehensive income ("AOCI") represents after-tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in
AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
Core earnings (losses):
P&C Commercial	$268	$213	$264	$229	$176	$198	$224	$745	$598
Consumer Markets	71	(27)	101	49	68	15	73	145	156
P&C Other Operations	14	(146)	21	22	19	(73)	21	(111)	(33)
Property & Casualty ("P&C") Combined	$353	$40	$386	$300	$263	$140	$318	$779	$721
Group Benefits	38	52	45	55	36	37	30	135	103
Mutual Funds	22	21	21	20	18	20	20	64	58
Sub-total	413	113	452	375	317	197	368	978	882
Talcott Resolution	122	101	112	99	115	103	95	335	313
Corporate	(58)	(70)	(63)	(92)	(16)	(69)	(73)	(191)	(158)
CONSOLIDATED CORE EARNINGS	$477	$144	$501	$382	$416	$231	$390	$1,122	$1,037
Add: Unlock benefit (charge), after-tax [1]	$(102)	$15	$12	$1	$(104)	$(9)	$3	$(75)	$(110)
Add: Restructuring and other costs, after-tax	(14)	(5)	(13)	(10)	(10)	(12)	(12)	(32)	(34)
Add: Income (loss) from discontinued operations, after-tax	—	(617)	29	(70)	(72)	(423)	(484)	(588)	(979)
Add: Loss on extinguishment of debt, after-tax	—	—	—	—	—	—	(138)	—	(138)
Add: Net reinsurance gain (loss) on dispositions, after-tax	—	—	—	—	—	1	(25)	—	(24)
Add: Net realized capital gains (losses), after-tax and DAC, excluded from core earnings	27	(4)	(34)	11	63	22	25	(11)	110
Net income (loss)	$388	$(467)	$495	$314	$293	$(190)	$(241)	$416	$(138)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
Earned premiums	$3,337	$3,319	$3,302	$3,346	$3,338	$3,294	$3,253	$9,958	$9,885
Fee income	524	502	496	544	538	513	510	1,522	1,561
Net investment income	810	768	824	811	787	841	825	2,402	2,453
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(15)	(8)	(23)	(15)	(28)	(17)	(33)	(46)	(78)
OTTI losses recognized in other comprehensive income	1	1	1	1	2	5	12	3	19
Net OTTI losses recognized in earnings	(14)	(7)	(22)	(14)	(26)	(12)	(21)	(43)	(59)
Net realized capital gains on business dispositions [1]	—	—	—	—	—	1	1,574	—	1,575
Other net realized capital gains (losses)	83	3	(13)	16	157	32	91	73	280
Total net realized capital gains (losses)	69	(4)	(35)	2	131	21	1,644	30	1,796
Other revenues	29	31	25	74	68	65	68	85	201
Total revenues	4,769	4,616	4,612	4,777	4,862	4,734	6,300	13,997	15,896
Benefits, losses and loss adjustment expenses	2,624	3,023	2,576	2,703	2,764	2,922	2,659	8,223	8,345
Amortization of DAC	580	372	396	380	594	391	429	1,348	1,414
Insurance operating costs and other expenses	976	977	936	1,116	964	1,084	1,012	2,889	3,060
Loss on extinguishment of debt	—	—	—	—	—	—	213	—	213
Reinsurance loss on dispositions [1]	—	—	—	—	—	—	1,574	—	1,574
Interest expense	93	94	95	96	94	100	107	282	301
Total benefits, losses and expenses	4,273	4,466	4,003	4,295	4,416	4,497	5,994	12,742	14,907
Income from continuing operations before income taxes	496	150	609	482	446	237	306	1,255	989
Income tax expense	108	—	143	98	81	4	63	251	148
Income from continuing operations, after-tax	388	150	466	384	365	233	243	1,004	841
Income (loss) from discontinued operations, after-tax [2]	—	(617)	29	(70)	(72)	(423)	(484)	(588)	(979)
Net income (loss)	$388	$(467)	$495	$314	$293	$(190)	$(241)	$416	$(138)
[1]Amounts pertain to the sales of the Retirement Plans and Individual Life businesses.
[2]For further information related to the discontinued operations of the Japan and U.K. annuity businesses, refer to Talcott Resolution Financial Highlights on page 23.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
SEPTEMBER 30, 2014

						CONSOLIDATED [1]
	PROPERTY & CASUALTY	GROUP BENEFITS	MUTUAL FUNDS	TALCOTT RESOLUTION	CORPORATE	Sept 30 2014	Dec 31 2013
Investments
Fixed maturities, available-for-sale, at fair value	$25,506	$7,299	$—	$25,608	$1,173	$59,586	$62,357
Fixed maturities, at fair value using the fair value option	82	83	—	299	—	464	844
Equity securities, trading, at fair value	—	—	—	12	—	12	19,745
Equity securities, available-for-sale, at fair value	217	64	—	235	132	648	868
Mortgage loans	1,666	781	—	3,283	—	5,730	5,598
Policy loans, at outstanding balance	—	1	—	1,424	—	1,425	1,420
Limited partnerships and other alternative investments	1,524	186	—	1,317	—	3,027	3,040
Other investments	64	4	—	244	14	326	521
Short-term investments	1,055	273	251	2,200	1,234	5,013	4,008
Total investments	$30,114	$8,691	$251	$34,622	$2,553	$76,231	$98,401
Cash	150	68	2	216	4	440	1,428
Premiums receivable and agents’ balances	3,279	224	—	37	—	3,540	3,465
Reinsurance recoverables	2,791	105	—	19,918	—	22,814	23,330
DAC	581	39	12	1,236	—	1,868	2,161
Deferred income taxes	416	(145)	—	1,011	1,608	2,890	3,840
Goodwill	119	—	149	—	230	498	498
Property and equipment, net	641	84	—	82	9	816	877
Other assets	859	(32)	35	692	130	1,684	2,998
Separate account assets [2]	—	—	—	136,319	—	136,319	140,886
Total assets	$38,950	$9,034	$449	$194,133	$4,534	$247,100	$277,884
Future policy benefits, unpaid losses and loss adjustment expenses	21,885	6,045	—	13,512	—	$41,442	$41,373
Other policyholder funds and benefits payable	—	521	—	32,227	—	32,748	39,029
Other policyholder funds and benefits payable— International variable annuities	—	—	—	—	—	—	19,734
Unearned premiums	5,230	37	—	122	—	5,389	5,225
Debt	—	—	—	143	5,965	6,108	6,544
Other liabilities	1,401	(71)	175	2,225	2,529	6,259	6,188
Separate account liabilities	—	—	—	136,319	—	136,319	140,886
Total liabilities	$28,516	$6,532	$175	$184,548	$8,494	$228,265	$258,979
Common equity, excluding AOCI	9,528	2,161	274	8,495	(2,700)	17,758	18,984
AOCI, after-tax	906	341	—	1,090	(1,260)	1,077	(79)
Total stockholders’ equity	10,434	2,502	274	9,585	(3,960)	18,835	18,905
Total liabilities and equity	$38,950	$9,034	$449	$194,133	$4,534	$247,100	$277,884

[1] For a description of the reporting segments, refer to the Appendix - Basis of Presentation and Definitions on page 33.
[2] Excludes Mutual Funds assets under management ("AUM") owned by the shareholders of those funds and not by the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013
DEBT
Short-term debt	$289	$289	$532	$438	$200	$520	$520
Senior notes	4,719	4,719	4,718	5,006	5,006	5,005	4,707
Junior subordinated debentures	1,100	1,100	1,100	1,100	1,100	1,100	1,100
Total debt	$6,108	$6,108	$6,350	$6,544	$6,306	$6,625	6,327
STOCKHOLDERS’ EQUITY
Common stockholders' equity, excluding AOCI	$17,758	$18,266	$19,115	$18,984	$18,945	$18,939	18,715
Preferred stock	—	—	—	—	—	—	556
AOCI	1,077	1,162	659	(79)	(17)	74	1,649
Total stockholders’ equity	$18,835	$19,428	$19,774	$18,905	$18,928	$19,013	$20,920
CAPITALIZATION
Total capitalization, including AOCI, after-tax	$24,943	$25,536	$26,124	$25,449	$25,234	$25,638	$27,247
Total capitalization, excluding AOCI, after-tax	$23,866	$24,374	$25,465	$25,528	$25,251	$25,564	$25,598
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	24.5%	23.9%	24.3%	25.7%	25.0%	25.8%	23.2%
Total debt to capitalization, excluding AOCI	25.6%	25.1%	24.9%	25.6%	25.0%	25.9%	24.7%
Total rating agency adjusted debt to capitalization [1] [2]	27.1%	26.5%	26.9%	28.4%	28.5%	29.3%	26.6%

[1]
The leverage calculation reflects adjustments related to the Company’s defined benefit plans unfunded pension liability and the Company's rental expense on operating leases for total adjustments of $1.3 billion, $1.3 billion, $1.3 billion, $1.4 billion and $1.6 billion for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.

[2]	Reflects 25% equity credit for the junior subordinated debentures. Reflects 100% equity credit for preferred stock which converted to common equity on April 1, 2013.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL AND SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
SEPTEMBER 30, 2014

	PROPERTY & CASUALTY	GROUP BENEFITS	TALCOTT RESOLUTION
U.S. statutory net income (loss) [1] [2]	$839	$141	$86
U.S. statutory capital and surplus	$7,821	$1,475	$5,573
U.S. GAAP adjustments:
DAC	581	39	1,236
Deferred taxes including non-admitted deferred tax assets	(142)	(343)	78
Goodwill	119	—	—
Non-admitted assets other than deferred taxes	584	57	82
Asset valuation and interest maintenance reserve	—	214	629
Benefit reserves	(47)	346	575
Unrealized gains on investments, after tax	1,041	523	1,665
Other, net	477	191	(253)
U.S. GAAP stockholders’ equity	$10,434	$2,502	$9,585

[1]	Statutory net income (loss) is for the nine months ended September 30, 2014.

[2]	Statutory net income (loss) does not include capital gains and losses on the mark to market effects of hedging programs that may be accounted for as realized capital gains (losses) under U.S. GAAP.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	THREE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013
Fixed maturities net unrealized gain	$2,170	$2,226	$1,663	$975	$976	$1,141	$2,484
Equities net unrealized gain	23	29	23	12	12	21	45
OTTI losses recognized in AOCI	(5)	(7)	(10)	(12)	(20)	(23)	(32)
Net deferred gain on cash flow hedging instruments	120	141	121	108	167	188	320
Total net unrealized gain	$2,308	$2,389	$1,797	$1,083	$1,135	$1,327	$2,817
Foreign currency translation adjustments	—	13	108	91	184	92	186
Pension and other postretirement adjustment	(1,231)	(1,240)	(1,246)	(1,253)	(1,336)	(1,345)	(1,354)
Total AOCI	$1,077	$1,162	$659	$(79)	$(17)	$74	$1,649

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS (“DAC”)

	THREE MONTHS ENDED SEPT 30, 2014
				Talcott Resolution
	Property and Casualty	Group Benefits	Mutual Funds	Individual Annuity [1]	Institutional	Consolidated
Balance, beginning of period	$572	$41	$13	$1,355	$45	$2,026
Deferred costs	327	6	5	5	—	343
Amortization — DAC	(318)	(8)	(6)	(71)	(1)	(404)
Amortization — DAC unlock charge, before tax	—	—	—	(176)	—	(176)
Adjustments to unrealized gains and losses on securities available-for-sale and other	—	—	—	79	—	79
Balance, end of period	$581	$39	$12	$1,192	$44	$1,868

	NINE MONTHS ENDED SEPT 30, 2014
				Talcott Resolution
	Property and Casualty	Group Benefits	Mutual Funds	Individual Annuity [1]	Institutional	Consolidated
Balance, beginning of period	$549	$41	$19	$1,505	$47	$2,161
Deferred costs	977	22	15	18	—	1,032
Amortization — DAC	(945)	(24)	(22)	(206)	(3)	(1,200)
Amortization — DAC unlock charge, before tax	—	—	—	(148)	—	(148)
Adjustments to unrealized gains and losses on securities available-for-sale and other	—	—	—	23	—	23
Balance, end of period	$581	$39	$12	$1,192	$44	$1,868
[1] Consists of U.S. annuity products for individuals, including variable, fixed and payout.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY COMBINED
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
UNDERWRITING RESULTS
Written premiums	$2,603	$2,574	$2,597	$2,349	$2,556	$2,501	$2,523	$7,774	$7,580
Change in unearned premium reserve	61	69	128	(149)	68	48	98	258	214
Earned premiums	2,542	2,505	2,469	2,498	2,488	2,453	2,425	7,516	7,366
Losses and loss adjustment expenses
Current accident year before catastrophes	1,570	1,563	1,524	1,615	1,607	1,551	1,536	4,657	4,694
Current accident year catastrophes	40	196	86	28	66	186	32	322	284
Prior year development [1]	(10)	249	(40)	15	17	146	14	199	177
Total losses and loss adjustment expenses	1,600	2,008	1,570	1,658	1,690	1,883	1,582	5,178	5,155
Amortization of DAC	318	316	311	310	308	309	310	945	927
Underwriting expenses [2]	402	394	331	398	391	389	375	1,127	1,155
Dividends to policyholders	4	3	4	4	4	4	4	11	12
Underwriting gain (loss)	218	(216)	253	128	95	(132)	154	255	117
Net investment income	316	292	326	324	296	338	312	934	946
Net realized capital gains (losses)	24	(25)	(37)	72	2	(7)	51	(38)	46
Other expense	(37)	(37)	(36)	(45)	(32)	(34)	(24)	(110)	(90)
Income from continuing operations before income taxes	521	14	506	479	361	165	493	1,041	1,019
Income tax expense (benefit)	154	(11)	143	133	98	27	142	286	267
Income from continuing operations, after-tax	367	25	363	346	263	138	351	755	752
Income (loss) from discontinued operations, after-tax	—	—	—	—	1	(2)	—	—	(1)
Net income	367	25	363	346	264	136	351	755	751
Less: Restructuring and other costs, after-tax	—	—	—	—	(1)	—	—	—	(1)
Less: Income (loss) from discontinued operations, after-tax	—	—	—	—	1	(2)	—	—	(1)
Less: Net realized capital gains (losses), after-tax and DAC, excluded from core earnings	14	(15)	(23)	46	1	(2)	33	(24)	32
Core earnings	$353	$40	$386	$300	$263	$140	$318	$779	$721
[1] The three months ended June 30, 2014 and 2013 include unfavorable prior year loss reserve development of $212 and $130, respectively, related to asbestos reserves, and $27 and $10, respectively, related to environmental reserves.
[2] The three months ended March 31, 2014 includes a $49 before tax reduction for New York (NY) State Workers' Compensation Board assessments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY COMBINED
UNDERWRITING RATIOS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
UNDERWRITING GAIN (LOSS)	$218	$(216)	$253	$128	$95	$(132)	$154	$255	$117
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	61.8	62.4	61.7	64.7	64.6	63.2	63.3	62.0	63.7
Current accident year catastrophes	1.6	7.8	3.5	1.1	2.7	7.6	1.3	4.3	3.9
Prior year development [1]	(0.4)	9.9	(1.6)	0.6	0.7	6.0	0.6	2.6	2.4
Total losses and loss adjustment expenses	62.9	80.2	63.6	66.4	67.9	76.8	65.2	68.9	70.0
Expenses [2]	28.3	28.3	26.0	28.3	28.1	28.5	28.2	27.6	28.3
Policyholder dividends	0.2	0.1	0.2	0.2	0.2	0.2	0.2	0.1	0.2
Combined ratio	91.4	108.6	89.8	94.9	96.2	105.4	93.6	96.6	98.4
Current accident year catastrophes and prior year development	1.2	17.7	1.9	1.7	3.4	13.6	1.9	6.9	6.3
Combined ratio before catastrophes and prior year development	90.2	90.9	87.9	93.2	92.8	91.8	91.8	89.7	92.2
[1] Includes 9.5 point and 5.7 point unfavorable impact related to asbestos and environmental prior year loss reserve development in the three months ended June 30, 2014 and 2013, respectively.
[2] Includes 2.0 point favorable impact related to a reduction in NY State Workers' Compensation Board assessments in the three months ended March 31, 2014.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C COMMERCIAL
UNDERWRITING RESULTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
UNDERWRITING RESULTS
Written premiums	$1,583	$1,571	$1,669	$1,463	$1,567	$1,533	$1,645	$4,823	$4,745
Change in unearned premium reserve	5	12	128	(103)	4	(12)	116	145	108
Earned premiums	1,578	1,559	1,541	1,566	1,563	1,545	1,529	4,678	4,637
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	931	934	934	972	991	966	968	2,799	2,925
Current accident year catastrophes	8	35	60	7	48	44	6	103	98
Prior year development [3]	(5)	12	(7)	12	26	37	8	—	71
Total losses and loss adjustment expenses	934	981	987	991	1,065	1,047	982	2,902	3,094
Amortization of DAC	230	230	226	226	226	226	227	686	679
Underwriting expenses [2]	259	254	188	247	238	243	225	701	706
Dividends to policyholders	4	3	4	4	4	4	4	11	12
Underwriting gain	$151	$91	$136	$98	$30	$25	$91	$378	$146

[1]	The three months ended September 30, 2013 includes current accident year reserve strengthening of $11 primarily related to auto liability claims.

[2]	The three months ended March 31, 2014 includes a $49 before tax reduction for NY State Workers' Compensation Board assessments. Small Commercial, Middle Market and Specialty
Commercial represent $25, $14 and $10, respectively, of the reduction.

[3]	Prior year development includes the following (favorable) unfavorable prior year loss reserve development:

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
Auto liability	$—	$9	$5	$—	$86	$40	$15	$14	$141
Professional and general liability	(19)	(11)	(8)	(1)	(45)	(40)	(18)	(38)	(103)
Workers’ compensation	—	5	—	(11)	(10)	1	18	5	9
Workers’ compensation - NY 25a Fund for Reopened Cases	—	—	—	—	—	80	—	—	80
Change in workers' compensation discount, including accretion	8	7	8	7	8	7	8	23	23
Catastrophes	1	(6)	(12)	(3)	(12)	(9)	—	(17)	(21)
Uncollectible reinsurance	—	—	—	—	—	(25)	—	—	(25)
Other reserve re-estimates, net	5	8	—	20	(1)	(17)	(15)	13	(33)
Total prior year development	$(5)	$12	$(7)	$12	$26	$37	$8	$—	$71

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C COMMERCIAL
UNDERWRITING RATIOS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
UNDERWRITING GAIN	$151	$91	$136	$98	$30	$25	$91	$378	$146
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	59.0	59.9	60.6	62.1	63.4	62.5	63.3	59.8	63.1
Current accident year catastrophes	0.5	2.2	3.9	0.4	3.1	2.8	0.4	2.2	2.1
Prior year development [2]	(0.3)	0.8	(0.5)	0.8	1.7	2.4	0.5	—	1.5
Total losses and loss adjustment expenses	59.2	62.9	64.0	63.3	68.1	67.8	64.2	62.0	66.7
Expenses [3]	31.0	31.0	26.9	30.2	29.7	30.4	29.6	29.6	29.9
Policyholder dividends	0.3	0.2	0.3	0.3	0.3	0.3	0.3	0.2	0.3
Combined ratio	90.4	94.2	91.2	93.7	98.1	98.4	94.0	91.9	96.9
Current accident year catastrophes and prior year development	0.2	3.0	3.4	1.2	4.8	5.2	0.9	2.2	3.6
Combined ratio before catastrophes and prior year development	90.2	91.1	87.7	92.5	93.3	93.1	93.1	89.7	93.2

COMBINED RATIOS BY LINE OF BUSINESS [4]
SMALL COMMERCIAL
Combined ratio	86.4	89.3	85.7	85.8	92.4	94.5	89.9	87.1	92.3
Combined ratio before catastrophes	86.2	85.9	83.3	85.4	89.9	91.8	88.2	85.2	89.9
Combined ratio before catastrophes and prior year development	85.6	85.4	83.7	85.9	87.1	87.6	89.2	84.9	88.0
MIDDLE MARKET
Combined ratio	89.4	97.1	96.1	97.1	102.7	101.7	91.6	94.1	98.7
Combined ratio before catastrophes	88.2	96.6	90.6	96.9	99.7	99.3	93.2	91.8	97.4
Combined ratio before catastrophes and prior year development	92.0	95.1	90.1	94.8	95.9	95.2	95.8	92.4	95.6
SPECIALTY COMMERCIAL
Combined ratio	103.6	104.1	97.3	102.4	111.0	113.8	112.6	101.6	112.4
Combined ratio before catastrophes	103.2	104.0	97.2	102.5	110.9	113.4	111.8	101.4	112.0
Combined ratio before catastrophes and prior year development	102.9	101.3	94.7	100.6	103.0	105.7	98.9	99.5	102.5
[1]The three months ended September 30, 2013 includes current accident year reserve strengthening of 0.7 points primarily related to auto liability claims.
[2]For a summary of prior year loss reserve development, refer to footnote [3] on page 11.
[3]The expense ratio includes 3.2 point favorable impact related to a reduction in NY State Workers' Compensation Board assessments in the three months ended March 31, 2014.
[4]Small Commercial, Middle Market and Specialty Commercial include a benefit of 3.3 points, 2.5 points and 4.4 points, respectively, for the NY State Workers' Compensation Board assessments reduction in the three months ended March 31, 2014. For additional information, refer to footnote [2] on page 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C COMMERCIAL
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
WRITTEN PREMIUMS
Small Commercial	$791	$833	$865	$715	$740	$787	$842	$2,489	$2,369
Middle Market	587	533	566	555	570	518	546	1,686	1,634
Specialty Commercial	197	196	229	186	248	219	248	622	715
National Accounts	82	77	113	62	90	72	91	272	253
Financial Products	65	59	55	63	61	60	53	179	174
Programs	48	57	58	60	93	85	101	163	279
Other Specialty	2	3	3	1	4	2	3	8	9
Other	8	9	9	7	9	9	9	26	27
Total	$1,583	$1,571	$1,669	$1,463	$1,567	$1,533	$1,645	$4,823	$4,745
EARNED PREMIUMS
Small Commercial	$805	$790	$769	$777	$769	$763	$754	$2,364	$2,286
Middle Market	563	547	541	549	545	540	530	1,651	1,615
Specialty Commercial	200	213	223	234	240	233	236	636	709
National Accounts	79	82	80	79	83	70	68	241	221
Financial Products	61	61	59	62	61	64	63	181	188
Programs	57	68	81	89	92	97	102	206	291
Other Specialty	3	2	3	4	4	2	3	8	9
Other	10	9	8	6	9	9	9	27	27
Total	$1,578	$1,559	$1,541	$1,566	$1,563	$1,545	$1,529	$4,678	$4,637

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
Renewal Written Price Increases
Standard Commercial Lines	5%	6%	7%	7%	7%	7%	8%	6%	7%
Policy Count Retention
Small Commercial	84%	84%	83%	82%	81%	80%	82%	84%	81%
Middle Market	80%	80%	81%	79%	80%	79%	77%	80%	79%
New Business Premium
Small Commercial	$128	$140	$131	$111	$115	$125	$134	$399	$374
Middle Market	$112	$112	$111	$102	$107	$116	$97	$335	$320
Policies in Force (in thousands)
Small Commercial	1,197	1,187	1,179	1,177	1,181	1,181	1,185
Middle Market	72	73	73	73	74	74	75

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
UNDERWRITING RESULTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
UNDERWRITING RESULTS	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
Written premiums	$1,019	$1,003	$927	$886	$988	$967	$878	$2,949	$2,833
Change in unearned premium reserve	55	57	(1)	(45)	63	59	(18)	111	104
Earned premiums	964	946	928	931	925	908	896	2,838	2,729
Losses and loss adjustment expenses
Current accident year before catastrophes	639	629	590	643	616	585	568	1,858	1,769
Current accident year catastrophes	32	161	26	21	18	142	26	219	186
Prior year development [1]	(15)	(3)	(34)	—	(11)	(32)	4	(52)	(39)
Total losses and loss adjustment expenses	656	787	582	664	623	695	598	2,025	1,916
Amortization of DAC	88	86	85	84	82	83	83	259	248
Underwriting expenses	135	133	136	144	145	139	143	404	427
Underwriting gain (loss)	$85	$(60)	$125	$39	$75	$(9)	$72	$150	$138

[1]	Prior year development includes the following (favorable) unfavorable prior year loss reserve development:

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
Auto liability	$(4)	$—	$—	$1	$—	$2	$—	$(4)	$2
Homeowners	—	3	(13)	3	1	(2)	(8)	(10)	(9)
Catastrophes	(3)	(5)	(21)	(2)	(8)	(31)	2	(29)	(37)
Other reserve re-estimates, net	(8)	(1)	—	(2)	(4)	(1)	10	(9)	5
Total prior year development	$(15)	$(3)	$(34)	$—	$(11)	$(32)	$4	$(52)	$(39)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
UNDERWRITING RATIOS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
UNDERWRITING GAIN (LOSS)	$85	$(60)	$125	$39	$75	$(9)	$72	$150	$138
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	66.3	66.5	63.6	69.1	66.6	64.4	63.4	65.5	64.8
Current accident year catastrophes	3.3	17.0	2.8	2.3	1.9	15.6	2.9	7.7	6.8
Prior year development [1]	(1.6)	(0.3)	(3.7)	—	(1.2)	(3.5)	0.4	(1.8)	(1.4)
Total losses and loss adjustment expenses	68.0	83.2	62.7	71.3	67.4	76.5	66.7	71.4	70.2
Expenses	23.1	23.2	23.8	24.5	24.5	24.4	25.2	23.4	24.7
Combined ratio	91.2	106.3	86.5	95.8	91.9	101.0	92.0	94.7	94.9
Current accident year catastrophes and prior year development	1.7	16.7	(0.9)	2.3	0.7	12.1	3.3	5.9	5.4
Combined ratio before catastrophes and prior year development	89.4	89.6	87.4	93.6	91.1	88.9	88.6	88.8	89.6
PRODUCT
Automobile
Combined ratio	96.6	98.7	91.4	102.4	96.3	94.6	96.0	95.6	95.6
Combined ratio before catastrophes and prior year development	95.8	94.6	91.6	102.7	96.8	93.8	93.3	94.0	94.6
Homeowners
Combined ratio	83.1	123.8	75.3	78.3	81.2	115.0	82.7	94.1	92.9
Combined ratio before catastrophes and prior year development	75.9	79.6	77.4	70.6	77.6	77.9	77.9	77.6	77.8

[1]	For a summary of (favorable) unfavorable prior year loss reserve development refer to footnote [1] on page 14.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$736	$734	$669	$632	$725	$718	$647	$2,139	$2,090
AARP Agency	88	78	71	66	62	52	45	237	159
Other Agency	181	179	173	175	187	182	173	533	542
Other	14	12	14	13	14	15	13	40	42
Total	$1,019	$1,003	$927	$886	$988	$967	$878	$2,949	$2,833
EARNED PREMIUMS
AARP Direct	$699	$689	$678	$684	$682	$673	$662	$2,066	$2,017
AARP Agency	73	66	58	54	47	41	35	197	123
Other Agency	177	179	179	181	182	181	184	535	547
Other	15	12	13	12	14	13	15	40	42
Total	$964	$946	$928	$931	$925	$908	$896	$2,838	$2,729
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$690	$680	$660	$608	$668	$657	$629	$2,030	$1,954
Homeowners	329	323	267	278	320	310	249	919	879
Total	$1,019	$1,003	$927	$886	$988	$967	$878	$2,949	$2,833
EARNED PREMIUMS
Automobile	$662	$650	$636	$640	$637	$626	$619	$1,948	$1,882
Homeowners	302	296	292	291	288	282	277	890	847
Total	$964	$946	$928	$931	$925	$908	$896	$2,838	$2,729
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
Renewal Written Price Increases
Automobile	5%	5%	5%	5%	5%	5%	5%	5%	5%
Homeowners	7%	8%	8%	8%	8%	7%	6%	7%	7%
Policy Count Retention
Automobile	85%	86%	87%	86%	86%	86%	86%	86%	86%
Homeowners	86%	87%	87%	86%	86%	87%	87%	87%	87%
Premium Retention
Automobile	87%	88%	89%	87%	88%	88%	88%	88%	88%
Homeowners	91%	92%	93%	92%	92%	92%	92%	92%	92%
New Business Premium
Automobile	$108	$103	$104	$94	$100	$93	$87	$315	$280
Homeowners	$34	$35	$32	$32	$35	$34	$30	$101	$99
Policies in Force (in thousands)
Automobile	2,047	2,041	2,033	2,019	2,021	2,020	2,019
Homeowners	1,318	1,325	1,324	1,319	1,321	1,322	1,322

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
UNDERWRITING RESULTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
UNDERWRITING RESULTS
Written premiums	$1	$—	$1	$—	$1	$1	$—	$2	$2
Change in unearned premium reserve	1	—	1	(1)	1	1	—	2	2
Earned premiums	—	—	—	1	—	—	—	—	—
Losses and loss adjustment expenses
Prior year development [1]	10	240	1	3	2	141	2	251	145
Total losses and loss adjustment expenses	10	240	1	3	2	141	2	251	145
Underwriting expenses	8	7	7	7	8	7	7	22	22
Underwriting loss	$(18)	$(247)	$(8)	$(9)	$(10)	$(148)	$(9)	$(273)	$(167)

[1] The three months ended June 30, 2014 and 2013 include unfavorable prior year loss reserve development of $212 and $130, respectively, related to asbestos reserves, and $27 and $10, respectively, related to environmental reserves.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
Earned premiums	$738	$761	$784	$821	$817	$823	$812	$2,283	$2,452
Fee income	15	16	15	14	14	15	14	46	43
Net investment income	93	95	96	97	96	100	97	284	293
Net realized capital gains (losses)	(3)	6	8	3	(8)	37	18	11	47
Total revenues	843	878	903	935	919	975	941	2,624	2,835
Benefits, losses and loss adjustment expenses	584	601	597	607	637	635	639	1,782	1,911
Amortization of DAC	8	7	9	9	8	8	8	24	24
Insurance operating costs and other expenses	205	195	228	239	237	248	240	628	725
Total benefits, losses and expenses	797	803	834	855	882	891	887	2,434	2,660
Income before income taxes	46	75	69	80	37	84	54	190	175
Income tax expense	9	20	18	22	6	23	12	47	41
Net income	37	55	51	58	31	61	42	143	134
Less: Net realized capital gains (losses), after tax, excluded from core earnings	(1)	3	6	3	(5)	24	12	8	31
Core earnings	$38	$52	$45	$55	$36	$37	$30	$135	$103
After-tax margin (excluding buyouts)
Net income	4.4%	6.3%	5.7%	6.2%	3.4%	6.3%	4.5%	5.5%	4.7%
Core earnings	4.5%	6.0%	5.1%	5.9%	3.9%	3.9%	3.2%	5.2%	3.7%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
PREMIUMS
Fully insured ongoing premiums
Group disability	$343	$349	$346	$352	$343	$355	$345	$1,038	$1,043
Group life [1]	353	371	388	428	435	427	426	1,112	1,288
Other	42	41	42	41	39	40	41	125	120
Total fully insured ongoing premiums	$738	$761	$776	$821	$817	$822	$812	$2,275	$2,451
Total buyouts [2]	—	—	8	—	—	1	—	8	1
Total premiums	738	761	784	821	817	823	812	2,283	2,452
Group disability premium equivalents [3]	109	108	103	102	104	100	106	320	310
Total premiums and premium equivalents	$847	$869	$887	$923	$921	$923	$918	$2,603	$2,762
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$26	$20	$88	$29	$32	$46	$76	$134	$154
Group life	26	24	79	26	28	55	88	129	171
Other	5	1	13	3	3	2	5	19	10
Total fully insured ongoing sales	57	45	180	58	63	103	169	282	335
Total buyouts [2]	—	—	8	—	—	1	—	8	1
Total sales	57	45	188	58	63	104	169	290	336
Group disability premium equivalents [3]	3	3	25	23	5	18	15	31	38
Total sales and premium equivalents	$60	$48	$213	$81	$68	$122	$184	$321	$374
RATIOS [4]
Loss ratio
Group disability loss ratio	85.7%	83.9%	82.4%	75.7%	87.9%	82.7%	89.9%	84.0%	86.8%
Group life loss ratio	71.7%	72.4%	67.9%	70.8%	68.2%	70.8%	68.1%	70.6%	69.0%
Total loss ratio	77.6%	77.3%	74.5%	72.7%	76.7%	75.7%	77.4%	76.4%	76.6%
Expense ratio	28.3%	26.0%	30.0%	29.7%	29.5%	30.6%	30.0%	28.1%	30.0%

[1]
Association - Financial Institution business represents $7, $19, $44, $65, $68, $71 and $72 for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.

[2]	Takeover of open claim liabilities and other non-recurring premium amounts.

[3]	Administrative service only fees and premium equivalent of claims under claim management.

[4]	Ratios calculated include fee income and exclude the effects of buyout premiums.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
Investment management fees	$153	$150	$146	$146	$139	$137	$133	$449	$409
Shareholder servicing fees	19	19	19	19	19	20	20	57	59
Other revenue	13	14	9	10	10	8	7	36	25
Total revenues	185	183	174	175	168	165	160	542	493
Sub-advisory	53	52	51	51	48	48	48	156	144
Employee compensation and benefits	26	26	25	26	24	24	25	77	73
Distribution and service	44	45	43	43	43	41	41	132	125
General, administrative and other	26	28	22	25	24	21	18	76	63
Total expenses	149	151	141	145	139	134	132	441	405
Income before income taxes	36	32	33	30	29	31	28	101	88
Income tax expense	14	11	12	11	10	11	10	37	31
Net income	22	21	21	19	19	20	18	64	57
Less: Restructuring and other costs, after-tax	—	—	—	—	1	(1)	(1)	—	(1)
Less: Net realized capital gains (losses), after-tax, excluded from core earnings	—	—	—	(1)	—	1	(1)	—	—
Core earnings	$22	$21	$21	$20	$18	$20	$20	$64	$58
Return on assets (bps, after-tax) [1]
Net income	9.0	8.5	8.6	8.0	8.4	8.8	8.0	8.8	8.4
Core earnings	9.0	8.5	8.6	8.5	8.0	8.8	8.9	8.8	8.6

[1]	Represents annualized earnings divided by average assets under management.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
ASSET VALUE ROLL FORWARD
ASSETS UNDER MANAGEMENT BY DISTRIBUTION CHANNEL

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
RETAIL MUTUAL FUNDS [1]
Beginning balance	$55,702	$54,988	$53,040	$49,938	$47,617	$48,186	$45,013	$53,040	$45,013
Sales	2,910	2,698	2,627	2,488	2,864	2,789	3,162	8,235	8,815
Redemptions	(2,703)	(2,619)	(2,688)	(2,569)	(2,901)	(4,075)	(3,176)	(8,010)	(10,152)
Net flows	207	79	(61)	(81)	(37)	(1,286)	(14)	225	(1,337)
Change in market value and other [2]	(785)	635	2,009	3,183	2,358	717	3,187	1,859	6,262
Ending balance	$55,124	$55,702	$54,988	$53,040	$49,938	$47,617	$48,186	$55,124	$49,938
RETIREMENT MUTUAL FUNDS [3]
Beginning balance	$18,628	$18,358	$17,878	$16,821	$15,991	$17,622	$16,598	$17,878	$16,598
Sales	843	1,212	1,065	1,067	923	937	942	3,120	2,802
Redemptions	(957)	(1,729)	(986)	(1,428)	(1,531)	(2,590)	(1,426)	(3,672)	(5,547)
Net flows	(114)	(517)	79	(361)	(608)	(1,653)	(484)	(552)	(2,745)
Change in market value and other	(343)	787	401	1,418	1,438	22	1,508	845	2,968
Ending balance	$18,171	$18,628	$18,358	$17,878	$16,821	$15,991	$17,622	$18,171	$16,821
TOTAL MUTUAL FUNDS
Beginning balance	$74,330	$73,346	$70,918	$66,759	$63,608	$65,808	$61,611	$70,918	$61,611
Sales	3,753	3,910	3,692	3,555	3,787	3,726	4,104	11,355	11,617
Redemptions	(3,660)	(4,348)	(3,674)	(3,997)	(4,432)	(6,665)	(4,602)	(11,682)	(15,699)
Net flows	93	(438)	18	(442)	(645)	(2,939)	(498)	(327)	(4,082)
Change in market value and other	(1,128)	1,422	2,410	4,601	3,796	739	4,695	2,704	9,230
Ending balance	$73,295	$74,330	$73,346	$70,918	$66,759	$63,608	$65,808	$73,295	$66,759
AVERAGE MUTUAL FUNDS ASSETS UNDER MANAGEMENT	$73,813	$73,838	$72,132	$68,839	$65,183	$64,708	$63,710	$72,107	$64,185
ANNUITY MUTUAL FUND ASSETS [4]	$22,867	$24,529	$24,957	$25,817	$25,638	$25,901	$26,628	$22,867	$25,638
TOTAL ASSETS UNDER MANAGEMENT	$96,162	$98,859	$98,303	$96,735	$92,397	$89,509	$92,436	$96,162	$92,397
AVERAGE ASSETS UNDER MANAGEMENT	$97,511	$98,581	$97,519	$94,566	$90,953	$90,973	$90,042	$96,449	$90,022
[1] Includes mutual funds offered within 529 college savings plans.
[2] Includes front end loads on A share products.
[3] Consists of mutual funds offered within employee directed retirement plans.
[4] Consists of Company-sponsored mutual fund assets held in separate accounts supporting variable insurance and investment products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
ASSET VALUE ROLL FORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
EQUITY
Beginning balance	$45,171	$44,489	$42,426	$39,057	$36,186	$38,453	$35,843	$42,426	$35,843
Sales	1,768	1,995	1,906	1,678	1,591	1,446	1,559	5,669	4,596
Redemptions	(1,844)	(2,145)	(1,819)	(2,043)	(2,054)	(4,821)	(2,951)	(5,808)	(9,826)
Net flows	(76)	(150)	87	(365)	(463)	(3,375)	(1,392)	(139)	(5,230)
Change in market value and other	(787)	832	1,976	3,734	3,334	1,108	4,002	2,021	8,444
Ending balance	$44,308	$45,171	$44,489	$42,426	$39,057	$36,186	$38,453	$44,308	$39,057
FIXED INCOME
Beginning balance	$14,942	$14,661	$14,632	$14,595	$14,944	$15,213	$14,524	$14,632	$14,524
Sales	1,317	1,241	1,134	1,255	1,507	1,432	1,755	3,692	4,694
Redemptions	(1,329)	(1,064)	(1,257)	(1,322)	(1,802)	(1,323)	(1,133)	(3,650)	(4,258)
Net flows	(12)	177	(123)	(67)	(295)	109	622	42	436
Change in market value and other	(165)	104	152	104	(54)	(378)	67	91	(365)
Ending balance	$14,765	$14,942	$14,661	$14,632	$14,595	$14,944	$15,213	$14,765	$14,595
MULTI-STRATEGY INVESTMENTS [1]
Beginning balance	$14,217	$14,196	$13,860	$13,107	$12,478	$12,142	$11,244	$13,860	$11,244
Sales	668	674	652	622	689	848	790	1,994	2,327
Redemptions	(487)	(1,139)	(598)	(632)	(576)	(521)	(518)	(2,224)	(1,615)
Net flows	181	(465)	54	(10)	113	327	272	(230)	712
Change in market value and other	(176)	486	282	763	516	9	626	592	1,151
Ending balance	$14,222	$14,217	$14,196	$13,860	$13,107	$12,478	$12,142	$14,222	$13,107
TOTAL MUTUAL FUNDS [2]	$73,295	$74,330	$73,346	$70,918	$66,759	$63,608	$65,808	$73,295	$66,759
[1] Includes balanced, allocation, target date and alternatives.
[2] Excludes annuity mutual fund assets.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
NET INCOME (LOSS)
Individual Annuity	$(23)	$92	$108	$41	$69	$23	63	$177	$155
Institutional and other [1] [2] [3]	51	(596)	37	(56)	(62)	(355)	(357)	(508)	(774)
Talcott Resolution net income (loss)	28	(504)	145	(15)	7	(332)	(294)	(331)	(619)
Less: Unlock benefit (charge), after tax	(102)	15	12	1	(104)	(9)	3	(75)	(110)
Less: Restructuring and other costs, after tax	—	—	—	—	(1)	1	(1)	—	(1)
Less: Income (loss) from discontinued operations, after tax [2]	—	(617)	29	(70)	(73)	(421)	(484)	(588)	(978)
Less: Net reinsurance gain (loss) on dispositions, after tax	—	—	—	—	—	1	44	—	45
Less: Net realized gains (losses) and other, after tax and DAC, excluded from core earnings	8	(3)	(8)	(45)	70	(7)	49	(3)	112
Talcott Resolution core earnings	$122	$101	$112	$99	$115	$103	$95	$335	$313
CORE EARNINGS (LOSSES)
Individual Annuity	$83	$84	$89	$81	$89	$79	$73	$256	$241
Institutional and other	39	17	23	18	26	24	22	79	72
Talcott Resolution core earnings	$122	$101	$112	$99	$115	$103	$95	$335	$313

[1]
Other consists of PPLI, residual income or tax benefits associated with the reinsurance of the policyholder and separate account liabilities of the Retirement Plans and Individual Life businesses and International discontinued operations.

[2]
Loss from discontinued operations, after tax includes loss on disposition and income (loss) from discontinued operations during the period. The three months ended June 30, 2014 includes a loss on disposition of $659 related to the Japan annuity business; the three months ended June 30, 2013 includes a loss on disposition of $102 related to the U.K. variable annuity business.

[3]	Includes derivative gains of $71 for the three months ended March 31, 2013 primarily associated with previously terminated derivatives associated with fixed rate bonds sold in connection with the Retirement Plans and Individual Life business dispositions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
CORE EARNINGS - RETURN ON ASSETS (bps, after tax) [1]
Individual Annuity	50.7	49.0	50.3	45.0	49.0	42.3	38.4	50.5	43.5
FULL SURRENDER RATES [2]
Variable Annuity	16.5%	13.9%	12.3%	14.5%	20.3%	17.5%	14.5%	14.3%	17.5%
CONTRACT COUNTS (in thousands)
Variable Annuity	694	721	747	774	802	839	873
Fixed Annuity and Other	143	151	163	170	176	180	184

[1]	Represents annualized earnings divided by a two-point average of assets under management.

[2]	Represents annualized surrenders (full contract liquidation excluding partial withdrawals) divided by a two-point average of annuity account values.

	AS OF:
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013
VARIABLE ANNUITY DEATH AND LIVING BENEFITS
S&P 500 index value at end of period	1,972	1,960	1,872	1,848	1,682	1,606	1,569

Total account value with guaranteed minimum death benefits (“GMDB”)	$54,349	$58,350	$59,547	$61,812	$61,512	$62,579	$65,500
Gross net amount at risk ("NAR")	3,972	4,024	4,192	4,325	4,657	5,195	5,349
NAR reinsured	78%	78%	77%	76%	75%	72%	72%
Contracts in the Money [2]	27%	14%	17%	16%	22%	33%	29%
% In the Money [2] [3]	13%	27%	23%	26%	19%	14%	16%
Retained NAR [1]	862	891	971	1,026	1,183	1,457	1,498
Net GAAP liability for GMDB benefits	198	210	209	211	206	225	228

Total account value with guaranteed minimum withdrawal benefits (“GMWB”)	$25,774	$28,161	$29,036	$30,262	$30,907	$32,035	$34,106
Gross NAR	160	139	163	167	228	344	361
NAR reinsured	24%	21%	21%	20%	18%	18%	19%
Contracts in the Money [2]	6%	5%	6%	5%	9%	14%	13%
% In the Money [2] [3]	10%	13%	12%	12%	9%	8%	9%
Retained NAR [1]	122	110	129	134	187	282	293
Net GAAP liability (asset) for non-lifetime GMWB benefits	10	(43)	(15)	(3)	158	513	651
Net GAAP liability for lifetime GMWB benefits	128	121	113	106	94	73	65

[1]
Policies with a guaranteed living benefit also have a guaranteed death benefit. The net amount at risk (“NAR”) for each benefit is shown. These benefits are not additive. When a policy terminates due to death, any NAR related to the GMWB is released. Similarly, when a policy goes into benefit status on a GMWB, its GMDB NAR is released.

[2]	Excludes contracts that are fully reinsured.

[3]	For all contracts that are “in the money”, this represents the percentage by which the average contract was in the money.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
INDIVIDUAL ANNUITY
ACCOUNT VALUE ROLLFORWARD

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
VARIABLE ANNUITY
Beginning balance	$58,350	$59,547	$61,812	$61,512	$62,579	$65,500	$64,824	$61,812	$64,824
Deposits	52	58	66	60	77	180	226	176	483
Partial withdrawals	(490)	(563)	(634)	(748)	(647)	(630)	(710)	(1,687)	(1,987)
Full surrenders	(2,327)	(2,041)	(1,860)	(2,235)	(3,153)	(2,805)	(2,356)	(6,228)	(8,314)
Death benefits/annuitizations/other [1]	(465)	(508)	(521)	(470)	(445)	(472)	(468)	(1,494)	(1,385)
Transfers	(1)	(2)	(1)	—	(2)	(1)	1	(4)	(2)
Net flows	(3,231)	(3,056)	(2,950)	(3,393)	(4,170)	(3,728)	(3,307)	(9,237)	(11,205)
Change in market value/change in reserve/interest credited and other	(770)	1,859	685	3,693	3,103	807	3,983	1,774	7,893
Ending balance	$54,349	$58,350	$59,547	$61,812	$61,512	$62,579	$65,500	$54,349	$61,512
FIXED MARKET VALUE ADJUSTED (“MVA”) AND OTHER
Beginning balance	$9,429	$9,917	$10,142	$10,455	$10,670	$10,797	$10,848	$10,142	$10,848
Deposits	—	—	—	—	—	2	6	—	8
Surrenders	(533)	(576)	(331)	(381)	(264)	(161)	(103)	(1,440)	(528)
Death benefits/annuitizations/other [1]	(13)	(19)	7	(58)	(64)	(72)	(74)	(25)	(210)
Transfers	2	1	1	(2)	(2)	(3)	—	4	(5)
Net flows	(544)	(594)	(323)	(441)	(330)	(234)	(171)	(1,461)	(735)
Change in market value/change in reserve/interest credited and other	74	106	98	128	115	107	120	278	342
Ending balance	$8,959	$9,429	$9,917	$10,142	$10,455	$10,670	$10,797	$8,959	$10,455
TOTAL INDIVIDUAL ANNUITY
Beginning balance	$67,779	$69,464	$71,954	$71,967	$73,249	$76,297	$75,672	$71,954	$75,672
Deposits	52	58	66	60	77	182	232	176	491
Surrenders	(3,350)	(3,180)	(2,825)	(3,364)	(4,064)	(3,596)	(3,169)	(9,355)	(10,829)
Death benefits/annuitizations/other [1]	(478)	(527)	(514)	(528)	(509)	(544)	(542)	(1,519)	(1,595)
Transfers	1	(1)	—	(2)	(4)	(4)	1	—	(7)
Net flows	(3,775)	(3,650)	(3,273)	(3,834)	(4,500)	(3,962)	(3,478)	(10,698)	(11,940)
Change in market value/change in reserve/interest credited and other	(696)	1,965	783	3,821	3,218	914	4,103	2,052	8,235
Ending balance	$63,308	$67,779	$69,464	$71,954	$71,967	$73,249	$76,297	$63,308	$71,967

[1]	Includes transfers from the accumulation phase to the annuitization phase.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
Fee income	$2	$4	$3	$4	$2	$2	$3	$9	$7
Net investment income	5	5	2	8	6	—	13	12	19
Other revenues	—	—	—	1	—	—	—	—	—
Net realized capital gains (losses)	11	14	(9)	2	(5)	10	(96)	16	(91)
Total revenues	18	23	(4)	15	3	12	(80)	37	(65)
Insurance operating costs and other expenses [1]	4	20	12	34	(60)	14	26	36	(20)
Loss on extinguishment of debt [2]	—	—	—	—	—	—	213	—	213
Reinsurance loss on dispositions [3]	—	—	—	—	—	—	69	—	69
Interest expense	93	94	95	96	94	100	107	282	301
Restructuring and other costs	22	8	20	15	14	19	16	50	49
Total expenses	119	122	127	145	48	133	431	368	612
Loss before income taxes	(101)	(99)	(131)	(130)	(45)	(121)	(511)	(331)	(677)
Income tax benefit	(35)	(35)	(46)	(36)	(17)	(46)	(153)	(116)	(216)
Net loss	(66)	(64)	(85)	(94)	(28)	(75)	(358)	(215)	(461)
Less: Restructuring and other costs, after tax	(14)	(5)	(13)	(10)	(9)	(12)	(10)	(32)	(31)
Less: Loss on extinguishment of debt, after tax [2]	—	—	—	—	—	—	(138)	—	(138)
Less: Net reinsurance loss on dispositions, after tax [3]	—	—	—	—	—	—	(69)	—	(69)
Less: Net realized capital gains (losses), after tax and DAC, excluded from core losses	6	11	(9)	8	(3)	6	(68)	8	(65)
Core losses	$(58)	$(70)	$(63)	$(92)	$(16)	$(69)	$(73)	$(191)	$(158)

[1]
In the three months ended September 30, 2014 and 2013 insurance operating costs and other expenses include a benefit of $10 and $57, before tax, respectively, for recoveries for past legal expenses associated with closed litigation and a benefit of $19, before tax, in the three months ended September 30, 2013 from the resolution of items under the Company's spin-off agreement with its former parent company.

[2]	In the three months ended March 31, 2013 the Company repurchased approximately $800 of outstanding senior notes and debentures. Loss on extinguishment of debt consists of the premium associated with repurchasing the debentures at an amount greater than the face amount, the write-off of the unamortized discount and debt issuance and other costs related to the repurchase transactions.
[3]In the three months ended March 31, 2013 reinsurance loss on dispositions consists of a reduction in goodwill related to the sale of the Retirement Plans business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$485	$483	$498	$500	$521	$529	$535	$1,466	$1,585
Tax-exempt	117	118	118	118	117	116	116	353	349
Total fixed maturities	$602	$601	$616	$618	$638	$645	$651	$1,819	$1,934
Equity securities, available-for-sale	9	7	7	9	7	8	6	23	21
Mortgage loans	65	66	66	69	65	62	64	197	191
Policy loans	20	19	20	21	20	22	20	59	62
Limited partnerships and other alternative investments [2]	100	53	97	80	46	95	66	250	207
Other [3]	44	48	43	44	40	37	46	135	123
Subtotal	840	794	849	841	816	869	853	2,483	2,538
Investment expense	(30)	(26)	(25)	(30)	(29)	(28)	(28)	(81)	(85)
Total net investment income	$810	$768	$824	$811	$787	$841	$825	$2,402	$2,453
Annualized investment yield, before tax [4]	4.5%	4.3%	4.5%	4.4%	4.3%	4.6%	4.5%	4.4%	4.5%
Annualized investment yield, after-tax [4]	3.2%	3.0%	3.2%	3.1%	3.0%	3.1%	3.0%	3.1%	3.0%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	4.1%	4.1%	4.2%	4.2%	4.2%	4.2%	4.3%	4.1%	4.3%
New money yield [5]	3.2%	3.8%	3.9%	4.0%	4.4%	3.6%	3.4%	3.7%	4.4%
Sales/maturities yield [6]	3.7%	3.9%	4.2%	3.8%	3.9%	3.5%	3.6%	3.9%	3.9%
Portfolio duration (in years) [7]	5.4	5.1	5.0	5.2	5.3	5.5	5.4	5.4	5.3

[1]	Includes income on short-term bonds.

[2]	Alternative investments include income on real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.

[4]
Represents annualized net investment income divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding repurchase agreement collateral, if any, and derivatives book value. Yield calculations for each period exclude assets associated with the dispositions of the Japan annuities business, the Retirement Plans and Individual Life businesses, and the Hartford Life International Limited business, as applicable.

[5]
Represents the yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement collateral, if any. Excluding the impact of reinvestment of Japan sale proceeds into short duration, high quality assets, the new money yield for the three months ended September 30, 2014, is 3.6%.

[6]
Represents the yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement collateral, if any.

[7]	Excludes certain short-term securities and derivative instruments related to hedging U.S. variable annuity liabilities and assets associated with the Company's former Japan annuities business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE TAX
PROPERTY & CASUALTY COMBINED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$159	$163	$166	$165	$168	$175	$172	$488	$515
Tax-exempt	92	93	92	92	92	91	92	277	275
Total fixed maturities	$251	$256	$258	$257	$260	$266	$264	$765	$790
Equity securities, available-for-sale	3	3	3	4	3	4	2	9	9
Mortgage loans	17	16	16	16	13	11	12	49	36
Limited partnerships and other alternative investments [2]	47	18	48	46	20	50	39	113	109
Other [3]	8	9	10	12	9	16	3	27	28
Subtotal	326	302	335	335	305	347	320	963	972
Investment expense	(10)	(10)	(9)	(11)	(9)	(9)	(8)	(29)	(26)
Total net investment income	$316	$292	$326	$324	$296	$338	$312	$934	$946
Annualized investment yield, before tax [4]	4.4%	4.1%	4.5%	4.5%	4.2%	4.8%	4.5%	4.4%	4.5%
Annualized investment yield, after-tax [4]	3.3%	3.0%	3.4%	3.5%	3.1%	3.6%	3.5%	3.3%	3.4%
Annualized investment yield, before tax; excluding limited partnership and other alternative investments [4]	4.0%	4.0%	4.1%	4.1%	4.2%	4.2%	4.2%	4.0%	4.2%
New money yield [5]	3.7%	3.9%	4.0%	4.0%	4.5%	3.9%	3.3%	3.9%	3.9%
Sales/maturities yield [6]	4.0%	4.2%	4.3%	4.0%	4.4%	3.8%	3.8%	4.2%	4.0%
Portfolio duration (in years)	5.2	4.6	4.5	5.3	5.4	5.5	5.3	5.2	5.4
[1]Includes income on short-term bonds.
[2]Alternative investments include income on real estate joint ventures and hedge fund investments outside of limited partnerships.
[3]Primarily represents income from derivatives that hedge fixed maturities and qualify for hedge accounting.
[4]Represents annualized net investment income divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding repurchase agreement collateral, if any, and derivatives book value.
[5]Represents the yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement collateral, if any.
[6]Represents the yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement collateral, if any.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME BY SEGMENT
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
Net Investment Income (Loss)
Commercial Markets	$250	$230	$256	$252	$230	$262	$240	$736	$732
Consumer Markets	33	31	35	36	33	39	37	99	109
P&C Other Operations	33	31	35	36	33	37	35	99	105
Total Property & Casualty	$316	$292	$326	$324	$296	$338	$312	$934	$946
Group Benefits	93	95	96	97	96	100	97	284	293
Talcott Resolution	396	376	400	382	389	403	403	1,172	1,195
Corporate	5	5	2	8	6	—	13	12	19
Total net investment income	$810	$768	$824	$811	$787	$841	$825	$2,402	$2,453

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Sept 30 2014	Sept 30 2013
Net Realized Capital Gains (Losses)
Gross gains on sales [1]	$116	$122	$183	$292	$105	$207	$1,709	$421	$2,021
Gross losses on sales	(29)	(33)	(129)	(333)	(137)	(117)	(72)	(191)	(326)
Net impairment losses	(14)	(7)	(22)	(14)	(26)	(12)	(21)	(43)	(59)
Valuation allowances on mortgage loans	—	(3)	—	(1)	—	—	—	(3)	—
Periodic net coupon settlements on credit derivatives [2]	—	2	(1)	(3)	(1)	—	(4)	1	(5)
Results of variable annuity hedge program
GMWB derivatives, net	6	(6)	15	43	203	(31)	47	15	219
Macro hedge	12	(15)	(10)	(52)	(50)	(47)	(85)	(13)	(182)
Total results of variable annuity hedge program	18	(21)	5	(9)	153	(78)	(38)	2	37
Other net gain (loss) [3]	(22)	(64)	(71)	70	37	21	70	(157)	128
Total net realized capital gains (losses)	$69	$(4)	$(35)	$2	$131	$21	$1,644	$30	$1,796
Less: Realized gain on dispositions, before tax	—	—	—	—	—	1	1,574	—	1,575
Less: Realized gains (losses), included in core earnings, before tax	7	7	—	(2)	1	3	(3)	14	1
Total net realized capital gains (losses) and other, before tax and DAC, excluded from core earnings (losses)	62	(11)	(35)	4	130	17	73	16	220
Less: Impacts of DAC	13	(1)	16	(10)	28	(6)	22	28	44
Less: Impacts of tax	22	(6)	(17)	3	39	1	26	(1)	66
Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$27	$(4)	$(34)	$11	$63	$22	$25	$(11)	$110

[1]	Includes $1.5 billion of gains for the three months ended March 31, 2013 and nine months ended September 30, 2013, relating to the sales of the Retirement Plans and Individual Life businesses.

[2]	Included in core earnings.

[3]
Primarily consists of changes in value of non-qualifying derivatives including interest rate derivatives used to manage duration and the Japan fixed payout annuity hedge. Includes $71 of derivative gains relating to the sales of the Retirement Plans and Individual Life businesses for the three months ended March 31, 2013 and nine months ended September 30, 2013.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Sept 30 2014		Jun 30 2014		Mar 31 2014		Dec 31 2013		Sept 30 2013
	Amount [1]	Percent	Amount [1]	Percent	Amount [1]	Percent	Amount [1]	Percent	Amount [1]	Percent
Total investments	$76,231	100.0%	$76,239	100.0%	$97,084	100.0%	$98,401	100.0%	$103,064	100.0%
Less: Equity securities, trading	12	—%	12	—%	17,418	17.9%	19,745	20.1%	22,343	21.7%
Total investments excluding trading securities	$76,219	100.0%	$76,227	100.0%	$79,666	82.1%	$78,656	79.9%	$80,721	78.3%
Asset-backed securities	$2,439	4.1%	$2,309	3.8%	$2,252	3.6%	$2,365	3.8%	$2,362	3.7%
Collateralized debt obligations	2,445	4.1%	2,434	4.0%	2,394	3.8%	2,387	3.8%	2,550	4.0%
Commercial mortgage-backed securities	4,482	7.5%	4,696	7.8%	4,568	7.2%	4,446	7.1%	4,489	7.0%
Corporate	27,714	46.6%	28,668	47.7%	29,040	45.8%	28,490	45.7%	28,770	45.0%
Foreign government/government agencies	1,672	2.8%	1,707	2.8%	4,050	6.4%	4,104	6.6%	3,968	6.2%
Municipal	12,761	21.4%	12,713	21.1%	12,682	20.0%	12,173	19.5%	12,543	19.6%
Residential mortgage-backed securities	3,995	6.7%	4,426	7.3%	4,556	7.2%	4,647	7.5%	5,086	7.9%
U.S. Treasuries	4,078	6.8%	3,293	5.5%	3,797	6.0%	3,745	6.0%	4,255	6.6%
Total fixed maturities, available-for-sale	$59,586	100.0%	$60,246	100.0%	$63,339	100.0%	$62,357	100.0%	$64,023	100.0%
U.S. government/government agencies	$7,874	13.2%	$7,569	12.6%	$8,194	12.9%	$8,208	13.2%	$8,923	13.9%
AAA	7,074	11.9%	6,731	11.2%	6,410	10.1%	6,376	10.2%	6,377	10.0%
AA	10,094	16.9%	10,458	17.4%	12,930	20.4%	12,273	19.7%	12,923	20.2%
A	16,143	27.1%	16,437	27.3%	16,084	25.4%	15,498	24.9%	15,412	24.1%
BBB	14,764	24.8%	15,402	25.4%	16,006	25.3%	16,087	25.7%	16,187	25.2%
BB & below	3,637	6.1%	3,649	6.1%	3,715	5.9%	3,915	6.3%	4,201	6.6%
Total fixed maturities, available-for-sale	$59,586	100.0%	$60,246	100.0%	$63,339	100.0%	$62,357	100.0%	$64,023	100.0%

[1]	Amount represents the value at which the assets are presented on the Consolidating Balance Sheets (refer to page 4).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES

	As of September 30, 2014
	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets [1]
Top Ten Corporate and Equity, Available-for-sale, Exposures by Sector
Financial Services	$5,114	$5,421	7.1%
Utilities	4,344	4,769	6.3%
Energy	3,409	3,709	4.9%
Consumer non-cyclical	3,380	3,697	4.9%
Technology and communications	3,130	3,447	4.5%
Basic Industry	2,211	2,330	3.1%
Capital goods	1,895	2,078	2.7%
Consumer cyclical	1,645	1,754	2.3%
Transportation	900	974	1.3%
Other	167	183	0.2%
Total	$26,195	$28,362	37.3%
Top Ten Exposures by Issuer [2]
State of Illinois	$319	$328	0.4%
Goldman Sachs Group Inc.	272	291	0.4%
State of California	252	285	0.4%
JP Morgan Chase & Co.	285	276	0.4%
National Grid PLC	240	275	0.4%
Commonwealth of Massachusetts	240	269	0.3%
Bank of America Corp.	244	248	0.3%
General Electric Co.	246	240	0.3%
New York State Dormitory Authority	219	236	0.3%
Verizon Communications Inc.	194	229	0.3%
Total	$2,511	$2,677	3.5%

[1]	Excludes equity securities, trading.

[2]	Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, and exposures resulting from derivative transactions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in six reporting segments, Property & Casualty Commercial, Consumer Markets, Property & Casualty Other Operations, Group Benefits, Mutual Funds and Talcott Resolution, as well as a Corporate category.
Property & Casualty is organized into three reporting segments: P&C Commercial, Consumer Markets and P&C Other Operations ("Property & Casualty Combined"). P&C Commercial provides workers' compensation, property, automobile, liability and umbrella coverages under several different products, primarily throughout the United States (“U.S.”), within its standard commercial lines, which consists of the Company's small commercial and middle market lines of business. Additionally, a variety of customized insurance products and risk management services including workers' compensation, automobile, general liability, professional liability, fidelity, surety, livestock and specialty casualty coverages are offered through the segment's specialty lines. Consumer Markets provides standard automobile, homeowners and home-based business coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, currently managed by the Company, that have discontinued writing new business and substantially all of the Company's asbestos and environmental exposures.
Group Benefits provides employers, associations, affinity groups and financial institutions with group life, accident and disability coverage, along with other products and services, including voluntary benefits and group retiree health.
Mutual Funds offers mutual funds for retail accounts such as retirement plans and 529 college savings plans and provides investment-management and administrative services such as product design, implementation and oversight.
Talcott Resolution is comprised of runoff business from the Company's U.S. annuity, the retained Japan fixed payout annuity liabilities, and institutional and private-placement life insurance businesses, as well as the Japan business sold in June 2014, the U.K. variable annuity business sold in December 2013 and the Retirement Plans and Individual Life businesses sold in January 2013.
Corporate includes the Company's debt financing and related interest expense, as well as other capital raising activities, certain purchase accounting adjustments and other charges not allocated to the segments.
Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include sales, deposits, net flows, account value, insurance in-force, premium retention, renewal written price increases and policy count retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Renewal written price increases represent the combined effect of rate changes and amount of insurance per unit of exposure since the prior year. Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.
The Company, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance for the periods presented herein. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies.
The Company uses the non-GAAP financial measure core earnings as an important measure of the Company's operating performance. We believe that core earnings provides investors with a valuable measure of the performance of the Company's ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, discontinued operations, loss on extinguishment of debt, gains and losses from disposal of businesses, certain restructuring and other costs and the impact of Unlocks to deferred policy acquisition costs (“DAC”), sales inducement assets ("SIA"), unearned revenue reserve ("URR") and death and other insurance benefit reserve balances. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (after tax and the effects of DAC) that tend to be highly variable from period to period based on capital market conditions. We believe, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of the Company's business. Therefore, we believe that it is useful for investors to evaluate both net income and core earnings when reviewing the Company's performance. A reconciliation of core earnings to net income (loss) for the periods presented herein is set forth on page 2.
Core earnings per share is calculated based on the non-GAAP financial measure core earnings. We believe that the measure core earnings per share provides investors with a valuable measure of the Company's operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of the Company's business. Therefore, we believe that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance.
Book value per diluted share, excluding AOCI, is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides book value per diluted share excluding AOCI to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. We believe book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, for the periods presented herein is set forth at page 1.

The Company provides different measures of the return on common equity (“ROE”). ROE (core earnings last twelve months to common equity, excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to common equity, excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders' equity, excluding AOCI. When calculating ROE, the Mandatory Convertible preferred stock (“MCP”) is included in average common stockholders' equity and MCP dividends are added back to net income (loss) available to common shareholders and core earnings (losses) available to common shareholders. The Company provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Company excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. ROE (net income last twelve months to common equity, including AOCI) is the most directly comparable GAAP measure.
Written premiums is a statutory accounting financial measure used by the Company as an important indicator of the operating performance of the Company's P&C Commercial and Consumer Markets operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, the Company believes it is useful to investors because it reflects current trends in the Company's sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for P&C Commercial and Consumer Markets is set forth herein on pages 11 and 14, respectively.
The Company's management evaluates profitability of the P&C businesses primarily on the basis of underwriting gain (loss). Underwriting gain (loss) is a before tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of the Company's pricing. Underwriting profitability over time is also greatly influenced by the Company's underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. We believe that underwriting gain (loss) provides investors with a valuable measure of before tax profitability derived from underwriting activities, which are managed separately from the Company's investing activities.
A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
After-tax margin, excluding buyouts and realized gains (losses), is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, the Group Benefits segment's operating performance. After-tax margin is the most directly comparable U.S. GAAP measure. We believe that after-tax margin, excluding buyouts and realized gains (losses), provides investors with a valuable measure of the performance of certain of the Company's on-going businesses because it reveals trends in those businesses that may be obscured by the effect of realized gains (losses). After-tax margin, excluding buyouts and realized gains (losses), should not be considered as a substitute for after-tax margin and does not reflect the overall profitability of our businesses. Therefore, we believe it is important for investors to evaluate both after-tax margin, excluding buyouts and realized gains (losses), and after-tax margin when reviewing the Company's performance. After-tax margin, excluding buyouts and realized gains (losses) is calculated by dividing core earnings excluding buyouts and realized gains (losses) by total core revenues excluding buyouts and realized gains (losses).
ROA, core earnings is a non-GAAP financial measure that the Company uses to evaluate the Mutual Funds and Talcott Resolution segments' operating performance. ROA is the most directly comparable U.S. GAAP measure. We believe that ROA, core earnings, provides investors with a valuable measure of the performance of these businesses because it reveals trends in our businesses that may be obscured by the effect of realized gains (losses). ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, we believe it is important for investors to evaluate both ROA, core earnings, and ROA when reviewing the Company's performance.